UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22973

AMG PANTHEON FUND, LLC

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: March 31st

Date of reporting period: April 1, 2017 – March 31, 2018

(Annual Shareholder Report)

Item 1. Reports to Shareholders

ANNUAL REPORT

AMG Funds March 31, 2018 AMG Pantheon Fund, LLC

www.amgfunds.com	033118	AR080

AMG Funds

AMG Pantheon Fund, LLC

Annual Report—March 31, 2018

TABLE OF CONTENTS	PAGE

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	3
Balance sheet, net asset value (NAV) per Unit computations and cumulative undistributed amounts

Statement of Operations	5
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	6
Detail of changes in assets for the past two fiscal years

Statement of Cash Flows	7
Detail of cash movements during the fiscal year

Financial Highlights	8
Historical net asset values per Unit, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	12
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20

DIRECTORS AND OFFICERS	21

Financial Statements of AMG Pantheon Master Fund, LLC	Appendix

AMG Pantheon Fund, LLC

Statement of Assets and Liabilities

March 31, 2018

Assets:

Investment in AMG Pantheon Master Fund, LLC, at value (cost $5,584,391; Units 508,091)	$ 6,732,206

Cash	67,770

Cash held in escrow	300,000

Receivable from Investment Manager	25,257

Due from Affiliate	14,796

Prepaid expenses and other assets	31,128

Total Assets	7,171,157

Liabilities:

Subscriptions in advance	300,000

Accrued expenses:

Administrative fees	7,304

Distribution fees	969

Professional fees	56,404

Transfer agent fees	3,459

Other	7,851

Total Liabilities	375,987

Net Assets	$ 6,795,170

Net Assets Represent:

Paid-in capital	$ 5,561,668

Accumulated net investment loss	(4,273)

Undistributed net realized gain	89,960

Net unrealized appreciation of investments	1,147,815

Net Assets	$ 6,795,170

The accompanying notes are an integral part of these financial statements.

3

AMG Pantheon Fund, LLC

Statement of Assets and Liabilities (continued)

March 31, 2018

Institutional Plus Class:
Net Assets	$3,679,752

Units outstanding	273,773
Net asset value, offering and redemption price per Unit	$13.44

Advisory Class:
Net Assets	$1,430,344

Units outstanding	107,762
Net asset value, offering and redemption price per Unit	$13.27

Brokerage Class:
Net Assets	$12,971

Units outstanding	989
Net asset value and redemption price per Unit	$13.12

Maximum offering price per Unit	$13.60

Institutional Class:
Net Assets	$1,672,103

Units outstanding	125,108
Net asset value, offering and redemption price per Unit	$13.37

The accompanying notes are an integral part of these financial statements.

4

AMG Pantheon Fund, LLC

Statement of Operations

For the fiscal year ended March 31, 2018

Expenses:

Investment advisory and management fees	$ 35,302

Administrative fees	86,000

Distribution fees - Advisory Class	3,256

Distribution fees - Brokerage Class	120

Distribution fees - Institutional Class	3,114

Professional fees	231,149

Registration fees	36,310

Directors fees and expenses	23,272

Reports to Investors	18,935

Transfer agent fees	18,476

Custody fees	349

Miscellaneous expenses	11,465

Total expenses before offsets	467,748

Expense reimbursements	(425,886)

Fee waiver	(35,302)

Net expenses	6,560

Net investment loss	(6,560)

Net Realized and Unrealized Gain:

Net realized gain from investments	4,078

Capital gain distributions received	89,958

Net change in unrealized appreciation of investments	626,158

Net realized and unrealized gain	720,194

Net increase in net assets resulting from operations	$ 713,634

The accompanying notes are an integral part of these financial statements.

5

AMG Pantheon Fund, LLC

Statements of Changes in Net Assets

For the fiscal years ended March 31, 2018 and March 31, 2017

	For the fiscal year ended March 31, 2018	For the fiscal year ended March 31, 2017

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment loss	$ (6,560)	$ (1,112)

Net realized gain from investments and capital gain distributions received	94,036	2,900

Net change in unrealized appreciation of investments	626,158	481,918

Net increase in net assets resulting from operations	713,634	483,706

Distributions to Investors:
From net realized gain on investments	(3,548)	–

Capital Unit Transactions:[1]
Net increase from capital Unit transactions	1,928,999	1,315,150

Total increase in net assets	2,639,085	1,798,856

Net Assets:

Beginning of year	4,156,085	2,357,229

End of year	$ 6,795,170	$ 4,156,085

Accumulated Net Investment Loss	$ (4,273)	$ (1,141)

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

6

AMG Pantheon Fund, LLC

Statement of Cash Flows

For the fiscal year ended March 31, 2018

Cash Flows from Operating Activities:

Net increase in net assets resulting from operations	$ 713,634

Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:

Net realized gain from investments	(4,078)

Capital gain distributions received	(89,958)

Net change in unrealized appreciation of investments	(626,158)

Increase in cash held in escrow	(300,000)

Increase in receivable from Investment Manager	(16,193)

Increase in due from Affiliate	(12,296)

Increase in prepaid expenses and other assets	(4,814)

Decrease in payable to Affiliate	(14,500)

Increase in distribution fees payable	655

Decrease in professional fees payable	(4,015)

Increase in transfer agent fees payable	731

Increase in other accrued expenses	591

Purchases of Master Fund	(1,945,000)

Proceeds from sale of Master Fund	87,759

Net cash used in operating activities	(2,213,642)

Cash Flows from Financing Activities:

Proceeds from capital Unit transactions (including increase in subscriptions in advance of $300,000)	2,313,000

Disbursements from capital Unit transactions tendered	(87,549)

Net cash provided by financing activities	2,225,451

Net change in cash	11,809
Cash at beginning of year	55,961

Cash at end of year	$ 67,770

Supplemental Disclosure of Cash Flow Information

Non-Cash Transaction:

Reinvestment of capital gain distributions	$ 3,548

Capital gain distributions received and subsequent reinvestment into the Master Fund	$ 89,958

The accompanying notes are an integral part of these financial statements.

7

AMG Pantheon Fund, LLC

Financial Highlights

For a Unit outstanding throughout each fiscal period

				For the fiscal
	For the fiscal years ended March 31,			period ended
	2018	2017	2016	March 31, 2015 *

Institutional Plus Class Units**
Net Asset Value, Beginning of Period	$11.77	$10.30	$10.20	$10.00

Income (Loss) from Investment Operations:

Net investment loss[1,2]	(0.00)[3]	0.00	(0.01)	(0.01)

Net realized and unrealized gain from investments	1.68	1.47	0.11	0.21

Total from investment operations	1.68	1.47	0.10	0.20

Less Distributions to Investors from:

Net realized gain on investments	(0.01)	–	–	–

Net Asset Value, End of Period	$13.44	$11.77	$10.30	$10.20

Total Return[1]	14.26%	14.27%	0.98%	2.00%[4]

Ratio/Supplemental Data:

Ratio of net expenses to average net assets (with reimbursements and non-recoupable waivers)	0.00%[6]	0.00%	0.07%	0.25%[5]

Ratio of expenses to average net assets (with reimbursements)	0.70%	0.70%	1.00%	1.50%[5]

Ratio of total expenses to average net assets (without reimbursements and non-recoupable waivers)[7]	9.07%	22.90%	73.90%	271.18%[5]

Ratio of net investment loss to average net assets[1]	(0.00%)[6]	0.00%	(0.07%)	(0.25%)[5]

Portfolio turnover rate (Master Fund)	0%[8]	0%[8]	2%	56%[4]

Net assets, end of period (in thousands)	$3,680	$2,794	$2,327	$951

*	Commenced operations on October 1, 2014.

**	Prior to October 1, 2015, the Institutional Plus Class was known as the Advisory Class.

[1]	Total return and net investment income would have been lower had certain expenses not been offset.

[2]	Per Unit numbers have been calculated using average Units.

[3]	Less than (0.005).

[4]	Not annualized.

[5]	Annualized.

[6]	Less than 0.005% or (0.005%).

[7]	Excludes the impact of expense reimbursements or fee waivers and expense reductions, but includes expense repayments and non-reimbursable expenses, if any, such as interest and taxes.

[8]	Less than 0.5%.

8

AMG Pantheon Fund, LLC

Financial Highlights (continued)

For a Unit outstanding throughout each fiscal period

			For the fiscal
	For the fiscal years ended March 31,		period ended
	2018	2017	March 31, 2016*

Advisory Class Units
Net Asset Value, Beginning of Period	$11.68	$10.27	$10.12

Income (Loss) from Investment Operations:

Net investment loss[1,2]	(0.06)	(0.05)	(0.02)

Net realized and unrealized gain from investments	1.66	1.46	0.17

Total from investment operations	1.60	1.41	0.15

Less Distributions to Investors from:

Net realized gain on investments	(0.01)	–	–

Net Asset Value, End of Period	$13.27	$11.68	$10.27

Total Return[1]	13.69%	13.73%	1.48%[3]

Ratio/Supplemental Data:

Ratio of net expenses to average net assets (with reimbursements and non-recoupable waivers)	0.50%	0.50%	0.50%[4]

Ratio of expenses to average net assets (with reimbursements)	1.20%	1.20%	1.32%[4]

Ratio of total expenses to average net assets (without reimbursements and non-recoupable waivers)[5]	9.57%	23.40%	65.12%[4]

Ratio of net investment loss to average net assets[1]	(0.50%)	(0.50%)	(0.50%)[4]

Portfolio turnover rate (Master Fund)	0%[6]	0%[6]	2%[3]

Net assets, end of period (in thousands)	$1,430	$202	$10

*	Class commenced operations on October 1, 2015.

[1]	Total return and net investment income would have been lower had certain expenses not been offset.

[2]	Per Unit numbers have been calculated using average Units.

[3]	Not annualized.

[4]	Annualized.

[5]	Excludes the impact of expense reimbursements or fee waivers and expense reductions, but includes expense repayments and non-reimbursable expenses, if any, such as interest and taxes.

[6]	Less than 0.5%.

9

AMG Pantheon Fund, LLC

Financial Highlights (continued)

For a Unit outstanding throughout each fiscal period

			For the fiscal
	For the fiscal years ended March 31,		period ended
	2018	2017	March 31, 2016*

Brokerage Class Units
Net Asset Value, Beginning of Period	$11.60	$10.25	$10.12

Income (Loss) from Investment Operations:

Net investment loss[1,2]	(0.12)	(0.10)	(0.04)

Net realized and unrealized gain from investments	1.65	1.45	0.17

Total from investment operations	1.53	1.35	0.13

Less Distributions to Investors from:

Net realized gain on investments	(0.01)	–	–

Net Asset Value, End of Period	$13.12	$11.60	$10.25

Total Return[1]	13.18%	13.17%	1.28%[3]

Ratio/Supplemental Data:

Ratio of net expenses to average net assets (with reimbursements and non-recoupable waivers)	1.00%	1.00%	1.00%[4]

Ratio of expenses to average net assets (with reimbursements)	1.70%	1.70%	1.82%[4]

Ratio of total expenses to average net assets (without reimbursements and non-recoupable waivers)[5]	10.07%	23.89%	65.64%[4]

Ratio of net investment loss to average net assets[1]	(1.00%)	(1.00%)	(1.00%)[4]

Portfolio turnover rate (Master Fund)	0%[6]	0%[6]	2%[3]

Net assets, end of period (in thousands)	$13	$11	$10

*	Class commenced operations on October 1, 2015.

[1]	Total return and net investment income would have been lower had certain expenses not been offset.

[2]	Per Unit numbers have been calculated using average Units.

[3]	Not annualized.

[4]	Annualized.

[5]	Excludes the impact of expense reimbursements or fee waivers and expense reductions, but includes expense repayments and non-reimbursable expenses, if any, such as interest and taxes.

[6]	Less than 0.5%.

10

AMG Pantheon Fund, LLC

Financial Highlights (continued)

For a Unit outstanding throughout each fiscal period

			For the fiscal
	For the fiscal years ended March 31,		period ended
	2018	2017	March 31, 2016*

Institutional Class Units
Net Asset Value, Beginning of Period	$11.73	$10.29	$10.12

Income (Loss) from Investment Operations:

Net investment loss[1,2]	(0.03)	(0.03)	(0.01)

Net realized and unrealized gain from investments	1.68	1.47	0.18

Total from investment operations	1.65	1.44	0.17

Less Distributions to Investors from:

Net realized gain on investments	(0.01)	–	–

Net Asset Value, End of Period	$13.37	$11.73	$10.29

Total Return[1]	14.06%	13.99%	1.68%[3]

Ratio/Supplemental Data:

Ratio of net expenses to average net assets (with reimbursements and non-recoupable waivers)	0.25%	0.25%	0.25%[4]

Ratio of expenses to average net assets (with reimbursements)	0.95%	0.95%	1.06%[4]

Ratio of total expenses to average net assets (without reimbursements and non-recoupable waivers)[5]	9.32%	23.15%	64.86%[4]

Ratio of net investment loss to average net assets[1]	(0.25%)	(0.25%)	(0.25%)[4]

Portfolio turnover rate (Master Fund)	0%[6]	0%[6]	2%[3]

Net assets, end of period (in thousands)	$1,672	$1,149	$10

*	Class commenced operations on October 1, 2015.

[1]	Total return and net investment income would have been lower had certain expenses not been offset.

[2]	Per Unit numbers have been calculated using average Units.

[3]	Not annualized.

[4]	Annualized.

[5]	Excludes the impact of expense reimbursements or fee waivers and expense reductions, but includes expense repayments and non-reimbursable expenses, if any, such as interest and taxes.

[6]	Less than 0.5%.

11

AMG Pantheon Fund, LLC

Notes to Financial Statements

March 31, 2018

1.	ORGANIZATION

AMG Pantheon Fund, LLC (the “Fund”) is organized as a Delaware limited liability company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company. The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s organizational documents. The Fund’s investment objective is to seek long-term capital appreciation. In pursuing its investment objective, the Fund invests substantially all of its assets in AMG Pantheon Master Fund, LLC (the “Master Fund”), an affiliate of the Fund, which has the same investment objective and investment policies as those of the Fund. As of March 31, 2018, the Fund owned 7.6% of the Units in the Master Fund. The performance of the Fund is directly affected by the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers four classes of Units (each a “Unit” and collectively, “Units”): Institutional Plus Class, Advisory Class, Brokerage Class and Institutional Class. Each Unit is offered to accredited investors and may be purchased on a continuous basis as of the first business day of each month at the class’s net asset value (“NAV”) per Unit. The Units of Advisory, Brokerage, Institutional and Institutional Plus generally have identical voting rights, but each Unit class may vote separately when required by law. Different Unit classes will pay different distribution amounts to the extent the NAV per Unit and/or the expenses of such Unit classes differ. Each Unit class has its own expense structure. Sales of Units of Brokerage will incur a sales load up to 3.50%. The Fund has registered $500,000,000 in Units for sale under the Securities Act of 1933, as amended (the “Securities Act”), and offers Units of Advisory, Brokerage, Institutional, and Institutional Plus to the public under the Securities Act.

To provide liquidity to unitholders of the Fund (“Investors”), the Fund may, from time to time, offer to repurchase Units pursuant to written tenders by Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Fund’s Board of Directors (the “Board” or the “Directors”). The Fund commenced its first tender offer in 2016, with a valuation date of December 31, 2016.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of their financial statements:

12

AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

a.

VALUATION OF INVESTMENTS: The Fund records its investment in the Master Fund at a value based on the NAV per Unit of the Master Fund. Valuation policies for securities held by the Master Fund are discussed in Note 1(a) of the Master Fund’s Notes to Financial Statements.

b.

SECURITY TRANSACTIONS: For financial reporting purposes, contributions to and withdrawals from the Master Fund are accounted for on a trade date basis. Security transactions are accounted for as of trade date. Realized gains and losses on withdrawals from the Master Fund and on securities sold are determined on the basis of identified cost.

The Master Fund may, from time to time, offer to repurchase Units pursuant to written tenders by the Master Fund’s investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Master Fund’s Board of Directors. The Master Fund commenced its first tender offer in 2016, with a valuation date of December 31, 2016. For the fiscal year ended March 31, 2018, the Fund tendered 7,350 Units of the Master Fund with a value of $87,759.

c.

INVESTMENT INCOME AND EXPENSES: Dividend income, including distributions from the Master Fund, is recorded on the ex-dividend date. Expenses are recorded on an accrual basis. Legal fees are apportioned between the Fund and the Master Fund based on level of service. The Fund indirectly bears its proportional share of the Master Fund’s expenses. During the fiscal year ended March 31, 2018, the Fund’s proportional share of the Master Fund’s expenses was $57,950, which represents 1.16% of the Fund’s average investment balance in the Master Fund.

Investment income, realized and unrealized gains and losses, the common expenses of the Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

d.

DIVIDENDS AND DISTRIBUTIONS: Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually as described in the Fund’s prospectus. Distributions to Investors are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences, including book tax differences relating to Investors distributions, are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. As of September 30, 2017, the Fund had a permanent difference relating to a net operating loss offset by short-term capital gains.

13

AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

There were no distributions paid for the fiscal tax year ended September 30, 2017 and September 30, 2016.

As of September 30, 2017, the components of accumulated earnings on a tax basis were as follows:

Undistributed short-term capital gains	$648

Undistributed long-term capital gains	2,900

$3,548

Based on the approximate cost of investments of $3,881,432 for federal income tax purposes at September 30, 2017, the Fund’s aggregate gross unrealized appreciation and depreciation were $805,192 and $0, respectively, resulting in net unrealized appreciation of $805,192.

e.

FEDERAL TAXES: The Fund qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986 (“IRC”), as amended, and to distribute substantially all of its taxable income and gains to its Investors and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements. If the Fund and/or the Master Fund were to fail to meet the requirements of Subchapter M of the IRC to qualify as a regulated investment company, and if the Fund and/or the Master Fund were ineligible to or otherwise were not to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to its Investors, and all distributions out of income and profits would be taxable to Investors as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment under Subchapter M of the IRC.

The Fund’s tax year end is September 30. Management has analyzed the Fund’s tax positions as of March 31, 2018, and for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses may be carried forward for an unlimited time period. Additionally, capital losses that are carried forward retain their tax character as either short-term or long-term capital losses.

14

AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

f.

CAPITAL LOSS CARRYOVERS AND DEFERRALS: As of March 31, 2018, the Fund had no accumulated net realized capital loss carryovers from securities transactions, including withdrawals from the Master Fund, for federal income tax purposes. Should the Fund incur net capital losses for the tax year ended September 30, 2018, such amounts may be used to offset future realized capital gains for an unlimited time period.

g.

CAPITAL STOCK: The Fund’s Limited Liability Company Agreement authorizes an issuance of an unlimited number of Units, without par value. The Fund records sales and repurchases of its capital stock on the trade date. Additionally, a 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Units at any time prior to the day immediately preceding the one-year anniversary of the Investor’s purchase of the Units. For the fiscal years ended March 31, 2018 and March 31, 2017, there were no early repurchase fees.

For the fiscal years ended March 31, 2018 and March 31, 2017, the Fund’s capital Unit transactions by class were as follows:

	March 31, 2018		March 31, 2017
	Units	Amount	Units	Amount
Institutional Plus Class:

Proceeds from sale of Units	43,480	$ 540,000	11,472	$ 120,000

Reinvestment of dividends	176	2,239	–	–

Cost of Units tendered	(7,339)	(87,549)	–	–

Net increase	36,317	$ 454,690	11,472	$ 120,000

Advisory Class:

Proceeds from sale of Units	90,442	$ 1,123,000	16,293	$ 170,000

Reinvestment of dividends	39	488	–	–

Net increase	90,481	$ 1,123,488	16,293	$ 170,000

Brokerage Class:

Proceeds from sale of Units	–	–	–	–

Reinvestment of dividends	1	$ 8	–	–

Net increase	1	$ 8	–	–

Institutional Class:

Proceeds from sale of Units	27,069	$ 350,000	96,987	$ 1,025,150

Reinvestment of dividends	64	813	–	–

Net increase	27,133	$ 350,813	96,987	$ 1,025,150

15

AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

At March 31, 2018, 13 affiliated Investors, including Officers/Directors/Trustees of the Fund and/or the Investment Advisor, owned 55% of the net assets of the Fund. Transactions by these Investors may have a material impact on the Fund.

h.

CASH AND CASH HELD IN ESCROW: Cash consists of monies held at The Bank of New York Mellon (the “Custodian” or “BNYM”). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund’s Custodian. Cash held in escrow represents monies received in advance of the effective date of an Investor’s subscription. The monies are deposited with the Fund’s transfer agent, and will be released from escrow on the effective date of the subscription.

2.	AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment management agreement with Pantheon Ventures (US) LP (the “Investment Manager” or “Pantheon”), a limited partnership organized under the laws of the State of Delaware and registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Affiliated Managers Group, Inc., (“AMG”) indirectly owns a majority of the interests of the Investment Manager. Investment management fees are paid directly by the Fund to the Investment Manager at the annual rate of 0.70% of the net assets of the Fund as of the end of each month, determined before giving effect to the accrual of the investment management fee being calculated or to any purchases or repurchases of interests of the Fund or any distributions by the Fund. The Investment Manager has agreed to waive its investment management fee paid by the Fund with respect to any period during which the only investment security held by the Fund is that of another investment company registered under the 1940 Act. Investment management fees waived under this investment management fee waiver may not be recouped by the Investment Manager in subsequent periods. During the fiscal year ended March 31, 2018, the Investment Manager of the Fund waived all investment management fees in the amount of $35,302.

The Investment Manager has entered into an Expense Limitation and Reimbursement Agreement with the Fund to waive the investment management fees by the Master Fund and pay or reimburse the Fund’s expenses (whether borne directly or indirectly through and in proportion to the Fund’s interest in the Master Fund) such that the Fund’s total annual operating expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed 1.45% per annum of the Fund’s net assets as of the end of each calendar month (the “Expense Cap”). The Expense Limitation Agreement shall continue until such time that the Investment Manager ceases to be the investment manager of the Fund or upon mutual agreement between the Investment Manager and the Fund’s Board. “Excluded Expenses” is defined to include (i) the Fund’s proportional share of (a) fees, expenses, allocations, carried interests, etc. of the private equity investment funds and co-investments in portfolio companies in which the Master Fund invests (including all acquired fund fees and expenses); (b) transaction costs, including legal costs and brokerage commissions, of the Master Fund associated with the acquisition and

16

AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

disposition of primary interests, secondary interests, co-investments, ETF investments, and other investments; (c) interest payments incurred by the Master Fund; (d) fees and expenses incurred in connection with a credit facility, if any, obtained by the Master Fund; (e) taxes of the Master Fund; and (f) extraordinary expenses of the Master Fund (as determined in the sole discretion of the Investment Manager) and (ii) (a) any investment management fee paid by the Fund; (b) acquired fund fees and expenses of the Fund; (c) transaction costs, including legal costs and brokerage commissions, of the Fund; (d) interest payments incurred by the Fund; (e) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (f) the distribution and/or service fee paid by the Fund; (g) taxes of the Fund; and (h) extraordinary expenses of the Fund (as determined in the sole discretion of the Investment Manager).

To the extent that the Fund’s total annual operating expenses for any month exceed the Expense Cap, the Investment Manager pays, waives, or reimburses the Fund for expenses to the extent necessary to eliminate such excess. The Fund is obligated to pay the Investment Manager all amounts paid, waived, or reimbursed by the Investment Manager with respect to the Fund pursuant to such Expense Cap, provided that the amount of such additional payment in any year, together with all expenses of the Fund (whether borne directly or indirectly through and in proportion to the Fund’s interest in the Master Fund), in the aggregate, would not cause the Fund’s total annual operating expenses, whether borne directly or indirectly through and in proportion to the Fund’s interest in the Master Fund, exclusive of Excluded Expenses, in any such year to exceed the amount of the Expense Cap, and provided further that no additional payments by the Fund are to be made with respect to amounts paid, waived, or reimbursed by the Investment Manager more than thirty-six (36) months after the date the Fund accrues a liability with respect to such amounts paid, waived, or reimbursed by the Investment Manager.

Effective May 1, 2016, Pantheon, the investment manager of the Master Fund, voluntarily agreed to waive the investment management fee of 0.70% paid by the Master Fund until September 30, 2017 (the “Voluntary Fee Waiver”). Investment management fees waived under the Voluntary Fee Waiver may not be recouped by the investment manager of the Master Fund in subsequent periods. As a result of the waiver, the fees and expenses included under the Expense Cap of the Fund in the Expense Limitation and Reimbursement Agreement were, in effect, reduced from 1.45% to 0.75% of the Fund’s net assets during the term of the waiver.

For the fiscal year ended March 31, 2018, the Fund’s expiration of recoupment is as follows:

Expiration Period

Less than 1 year	$1,448,097

Within 2 years	626,085

Within 3 years	425,886

Total Amount Subject to Recoupment	$2,500,068

17

AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

The Fund has entered into an Administration Agreement under which AMG Funds LLC, a subsidiary and the U.S. retail distribution arm of AMG, serves as the Fund’s administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Fund’s operations, including administration and Investor services to the Fund, its Investors, and certain institutions, such as broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s Investors. The Fund pays a fee to the Administrator at the rate of 0.05% per annum of the Fund’s average monthly net assets, with a minimum annual fee of $86,000 for these services.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Administrator. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Units of the Fund will be continuously offered and will be sold directly to prospective accredited investors and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of registration statements for sales purposes and any advertising or sales literature.

The Fund adopted a distribution and service plan (the “Plan”) with respect to the Advisory, Brokerage and Institutional classes, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, the Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of the Fund’s Advisory, Brokerage and Institutional Units and for maintenance and personal service provided to existing Investors of those classes. The Plan authorizes payments to the Distributor of 0.50%, 1.00%, and 0.25% annually of the average monthly net assets attributable to the Advisory, Brokerage and Institutional classes, respectively. The Plan further provides for periodic payments by the Fund to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments made under the Plan by the Advisory, Brokerage and Institutional classes for shareholder servicing may not exceed an annual rate of 0.25% of the average daily NAV of the Fund’s Units of that class owned by clients of such broker, dealer or financial intermediary.

The Board provides supervision of the affairs of the Fund, the Master Fund, and other trusts within the AMG Funds family of mutual funds. The Directors of the Fund who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairperson of the Board and the Audit Committee Chair receive additional annual retainers. The Directors fees and expenses are split evenly between the Master Fund and the Fund. Certain Directors and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

18

AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

3.	COMMITMENTS AND CONTINGENCIES

Under the Fund’s organizational documents, its Directors and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which may provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

4.	FINANCIAL AND OTHER RISK FACTORS

An investment in the Fund involves significant risks that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

The Fund invests a substantial portion of its assets in the Master Fund and the Master Fund intends to invest a substantial portion of its available capital in private equity securities including investments in Investment Funds and Investment Fund portfolio companies. These investments are generally restricted securities that are subject to substantial holding periods and are not traded in public markets so that the Master Fund may not be able to resell some of its holdings for extended periods, which may be several years. No guarantee or representation is made that the Fund’s investment objective will be met.

Units in the Fund provide limited liquidity because repurchases of Units are subject to approval of the Fund’s Board.

A discussion of the risks associated with the Fund’s investment in the Master Fund is provided in Note 8 of the Notes to the Master Fund’s financial statements and the Fund’s prospectus.

5.	REGULATORY UPDATES

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X, which sets forth the form and content of financial statements. Management has adopted these amendments and noted no significant impact on the financial statements and accompanying notes.

6.	SUBSEQUENT EVENTS

Subsequent events after March 31, 2018 have been evaluated through the date at which the financial statements were issued. Purchases of the Master Fund and proceeds from sale of the Master Fund for the period from April 1, 2018 through May 30, 2018 were $485,000 and $0, respectively.

19

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Unitholders of AMG Pantheon Fund, LLC

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AMG Pantheon Fund, LLC (the “Fund”) as of March 31, 2018, the related statements of operations and cash flows for the year ended March 31, 2018, the statement of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 30, 2018

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

20

AMG Pantheon Fund, LLC

Directors and Officers

The Directors and Officers, their business addresses, principal occupations for the past five years and ages are listed below. The Directors provide broad supervision over the affairs of the Funds. The Directors are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Funds, and review the Fund’s performance. Unless otherwise noted, the address of each Director or Officer is the address of the Fund: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830. There is no stated term of office for Directors. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. The President, Treasurer and Secretary of the Fund are elected by the Directors annually. The Officers hold office at the pleasure of the Directors.

Independent Directors

The following Directors are not “interested persons” of the Fund within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
● Director since 2014	Kurt A. Keilhacker, 54
● Oversees 63 Funds in Fund Complex

Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Gordon College (2001-2016).

● Independent Chariman	Eric Rakowski, 59
● Director since 2014 ● Oversees 63 Funds in Fund Complex	Professor of Law, University of California at Berkeley School of Law - Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).
● Director since 2014	Victoria L. Sassine, 52
● Oversees 63 Funds in Fund Complex	Adjunct Professor, Babson College (2007–Present).
Interested Directors

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
● Director since 2014	Christine C. Carsman, 66
● Oversees 63 Funds in Fund Complex	Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-Present); Director (2010-Present) and Chair of the Board of Directors (2015-Present), AMG Funds plc; Director of Harding, Loevner Funds, Inc. (9 portfolios); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

21

AMG Pantheon Fund, LLC

Directors and Officers (continued)

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
● President since 2018	Keitha L. Kinne, 60
● Principal Executive Officer since 2018 ● Chief Executive Officer since 2018 ● Chief Operating Officer since 2014	Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).
● Secretary and Chief Legal Officer since 2015

Mark J. Duggan, 53

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Secretary and Chief Legal Officer, Aston Funds (2015-2016); Attorney, K&L Gates, LLP (2009-2015).

● Chief Financial Officer since 2017 ● Treasurer since 2017 ● Principal Financial Officer since 2017 ● Principal Accounting Officer since 2017

Thomas G. Disbrow, 52

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

● Deputy Treasurer since 2017

John A. Starace, 47

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

● Controller since 2017

Christopher R. Townsend, 50

Vice President, Business Finance, AMG Funds LLC (2017-Present); Head of Business Finance, AMG Funds LLC (2015-2017); Chief Financial Officer and Financial and Operations Principal, AMG Distributors, Inc. (2016-Present); Controller, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Treasurer, Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017); Chief Financial Officer, Aston Asset Management LLC (2016); Head of Finance and Accounting, Allianz Asset Management (2006-2015).

● Chief Compliance Officer since 2017

Gerald F. Dillenburg, 51

Vice President, Chief Compliance Officer AMG Funds, AMG Funds LLC (2017-Present); Chief Compliance Officer AMG Funds, AMG Funds LLC (2016-2017); Chief Compliance Officer, AMG Pantheon Fund, LLC (2017-present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

22

AMG Pantheon Fund, LLC

Directors and Officers (continued)

Officers (continued)

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
● Executive Vice President since 2015

Douglas A. Keller, Jr., 30

Head of Private Wealth, Pantheon Ventures (US) LP (2017-Present); Vice President, Pantheon Ventures (US) LP (2013-2016); Assistant Vice President, Merrill Lynch Wealth Management (2010-2013).

● Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 44

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

23

ANNUAL REPORT

Appendix

AMG Funds March 31, 2018 AMG Pantheon Master Fund, LLC

www.amgfunds.com	033118	AR081

AMG Funds

AMG Pantheon Master Fund, LLC

Annual Report—March 31, 2018

TABLE OF CONTENTS	PAGE

FINANCIAL STATEMENTS

Schedule of Investments	3

Statement of Assets and Liabilities	8
Balance sheet, net asset value (NAV) per Unit computation and cumulative undistributed amounts

Statement of Operations	9
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	10
Detail of changes in assets for the past two fiscal years

Statement of Cash Flows	11
Detail of cash movements during the fiscal year

Financial Highlights	12
Historical net asset values per Unit, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	13
Accounting and distribution policies, details of agreements and transactions with Master Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26

DIRECTORS AND OFFICERS	27

AMG Pantheon Master Fund, LLC

Schedule of Investments

March 31, 2018

	Initial Acquisition Date	Shares	Value

Co-Investments - 53.1%

Abode Holdings, LLC (Healthcare)(a),(b),*	03/27/2017	2,010,000	$4,505,950

ACOF IV ATD Co-Invest LP (Consumer Discretionary)(a),(b),*	02/27/2015	(c)	475,652

Altas MED Blocker I, LLC (Consumer Discretionary)(a),(b),*	08/11/2015	(c)	768,486

AP VIII Prime Security Services Holdings, L.P. (Industrials)(b),*	04/26/2016	(c)	1,844,442

CB Ignite Holdings, LLC (Consumer Discretionary)(a),(b),*	08/12/2016	(c)	1,499,336

Consilio Holdings, Inc. (Information Technology)(a),(b),*	07/29/2015	344	1,001,178

Diamond LS I LP (Financials)(a),*	12/28/2016	(c)	3,357,359

Digital Bridge Small Cell Holdings, LLC (Information Technology)(a),(b),*	11/06/2015	26	410,970

Digital Bridge U.S. Tower Holdings, LLC (Telecommunication Services)(a),(b),*	11/03/2014	50	677,616

EQT Deck Co-Investment Limited Partnership (Industrials)(a),(b),*	02/03/2017	(c)	2,703,506

ESCP PPG Holdings, LLC (Industrials)(a),(b),*	12/14/2016	2,171,429	2,272,391

LEP Prelude Co-Invest, L.P. (Healthcare)(a),(b),*	07/05/2017	(c)	1,450,050

Palermo TT Holdings, Inc. (Information Technology)(b),*	12/12/2014	357	1,133,943

PSG LM Co-Investors L.P. (Information Technology)(a),(b),*	05/24/2016	(c)	6,080,000

PSG Toro Co-Investors L.P. (Information Technology)(a),*	12/08/2015	(c)	1,176,358

Quantum Parallel Partners VI-C(A), LP (Energy)(a),*	10/16/2015	(c)	194,947

SDA Investors Group, LLC (Healthcare)(a),(b),*	08/03/2017	(c)	2,033,760

Shamrock RB Co-Invest, LLC (Consumer Discretionary)(a),*	07/30/2015	(c)	815,000

SPC RP Investor, LLC (Industrials)(b),*	05/26/2015	(c)	422,127

SYFS Co-INVEST, LLC (Healthcare)(a),*	09/01/2017	(c)	1,961,267

T-VI Co-Invest-A (Financials)(b),*	08/12/2015	(c)	543,969

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Schedule of Investments (continued)

	Initial Acquisition Date	Shares	Value

Co-Investments - 53.1% (continued)

TKC Investment Holdings, LLC (Consumer Discretionary)(a),*	10/12/2016	(c)	$3,758,535

TVG-I-E-AEG Holdings (Consumer Discretionary)(a),*	01/27/2017	(c)	3,038,579

VP Parent Holdings, Inc. (Growth Equity)(a),(b),*	02/19/2016	599,711	4,513,619

WP-LH Co-Invest, L.P. (Materials)(a),*	06/25/2015	(c)	262,197
Total Co-Investments			46,901,237

Primary Private Investment Funds - 1.2%

Banc Fund IX L.P.(a),*	01/19/2016	(c)	154,441

BroadRiver III, L.P. (Healthcare)(a),*	03/27/2018	(c)	66,605

Calera Capital Partners V L.P.(a),*	04/25/2016	(c)	43,587

GSO Capital Opportunities Fund III, L.P.*	09/22/2016	(c)	483,564

Incline Aviation I(b),*	03/09/2017	(c)	266,383
Total Primary Private Investment Funds			1,014,580

Secondary Private Investment Funds - 4.4%

1901 Partners LP(a),*	07/16/2015	(c)	578,464

Ares Corporate Opportunities Fund IV, L.P.(b),*	04/13/2017	(c)	1,913,874

Banc Fund VII L.P.(a),*	12/31/2015	(c)	151,642

Banc Fund VIII L.P.(a),*	12/31/2015	(c)	118,707

Calera Capital Partners IV L.P.*	04/04/2016	(c)	134,236

Francisco Partners III, L.P.*	01/05/2015	(c)	151,874

Providence Equity Partners VI, L.P.*	12/12/2014	(c)	262,608

TPG Partners V, L.P.*	10/31/2015	(c)	21,504

TPG Partners VI, L.P.*	10/31/2015	(c)	441,557

Welsh, Carson, Anderson & Stowe X L.P.(a),(b),*	12/31/2015	(c)	67,454
Total Secondary Private Investment Funds			3,841,920

Common Stock - 0.0%(1)

Ichor Holdings Ltd (Industrials) (a)		234	5,665

Exchange Traded Fund - 37.2%

SPDR® S&P 500 ETF Trust(2),(3)		124,902	32,867,961

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Schedule of Investments (continued)

	Principal Amount	Value

Short-Term Investments - 4.3%

Joint Repurchase Agreements - 0.1%

Merrill Lynch, Pierce, Fenner & Smith, Inc., dated 03/29/18, due 04/02/18, 1.800%, total to be received $36,973 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.000%, 10/31/2023 - 09/09/2049, totaling $37,706) (4)	$36,967	$36,967

Other Investment Companies - 4.2%	Shares

Dreyfus Government Cash Management Fund, Institutional Class, 1.54%(5)	934,568	934,568

Goldman Sachs Financial Square Government Fund, Institutional Class, 1.61%(5)	934,564	934,564

JPMorgan U.S. Government Money Market Fund, IM Class, 1.55%(5)	934,565	934,565

Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class, 1.58%(5)	934,564	934,564
Total Other Investment Companies		3,738,261

Total Investments - 100.2% (cost $71,046,635)		88,406,591

Other Assets, less Liabilities - (0.2%)		(144,871)
Net Assets - 100.0%		$88,261,720

Cost of Investments by asset type is as follows:

Co-Investments	$32,113,128

Primary Private Investment Funds	879,959

Secondary Private Investment Funds	4,031,400

Common Stock	6,525

Exchange Traded Fund	30,240,395

Short-Term Investments	3,775,228

Total	$71,046,635

(a)	Non-income producing.

(b)	The investment’s value was determined using significant unobservable inputs.

(c)	Investment does not issue shares.

(1)	Less than 0.05%.

(2)	Some or all of these shares, amounting to $36,052, or less than 0.05% of net assets, were out on loan to various brokers.

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Schedule of Investments (continued)

(3)	A copy of the security’s annual report to shareholders may be obtained without charge on the SEC’s website (http://www.sec.gov).

(4)	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.

(5)	Yield shown represents the March 31, 2018, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

*	Investment is issued in a private placement offering and is restricted to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Initial Acquisition Date as shown in the Schedule of Investments. As of March 31, 2018, the aggregate cost of each investment restricted to resale was $2,016,160, $500,000, $557,059, $1,568,710, $1,295,640, $345,214, $2,931,930, $289,421, $515,329, $1,779,735, $2,174,345, $1,606,330, $282,892, $3,052,651, $496,221, $154,200, $3,040,000, $500,447, $381,891, $1,961,402, $316,480, $1,551, $3,040,000, $3,042,358, $263,162, $125,416, $86,401, $34,992, $464,179, $168,971, $422,527, $2,050,926, $85,140, $91,239, $153,060, $139,407, $322,495, $41,534, $562,172, and $162,900, respectively, totaling $37,024,487.

The following table summarizes the inputs used to value AMG Pantheon Master Fund, LLC’s (the “Master Fund”) investments by the fair value hierarchy levels as of March 31, 2018:

	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Investments
Co-Investments	-	-	$32,336,995	$14,564,242	$46,901,237
Primary Private Investment Funds	-	-	266,383	748,197	1,014,580
Secondary Private Investment Funds	-	-	1,981,328	1,860,592	3,841,920
Common Stock	$5,665	-	-	-	5,665
Exchange Traded Fund	32,867,961	-	-	-	32,867,961
Short-Term Investments
Joint Repurchase Agreements	-	$36,967	-	-	36,967
Other Investment Companies	3,738,261	-	-	-	3,738,261

Total Investments	$36,611,887	$36,967	$34,584,706	$17,173,031	$88,406,591

As of March 31, 2018, the Master Fund had no transfers between level 1 and level 2 from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Schedule of Investments (continued)

The reconciliation of Level 3 investments is presented when the Master Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Co-Investments	Primary Private Investment Funds	Secondary Private Investment Funds	Total

Balance as of March 31, 2017	$33,847,137	$295,919	$1,393,824	$35,536,880

Purchases	4,806,209	85,891	2,295,612	7,187,712

Sales & Distributions	(117,632)	(124,312)	(894,735)	(1,136,679)

Transfers into Level 3	–	–	211,911	211,911

Transfers out of Level 3	(13,509,672)	(109,855)	(1,393,824)	(15,013,351)

Net realized gain	–	10,905	552,135	563,040

Net change in unrealized appreciation/depreciation	7,310,953	107,835	(183,595)	7,235,193

Balance as of March 31, 2018	$32,336,995	$266,383	$1,981,328	$34,584,706

Net change in unrealized appreciation/depreciation on investments held at March 31, 2018	$7,310,953	$107,835	$(183,595)	$7,235,193

The following table summarizes the quantitative inputs and assumptions used for items categorized in Level 3 of the fair value hierarchy as of March 31, 2018. The table below is not intended to be all inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Master Fund’s fair value measurements:

	Fair Value as of March 31, 2018	Valuation Techniques	Unobservable Inputs	Ranges
Co-Investments	$9,474,759	Third Party Valuation	Adjusted Net Asset Value	n/a

Co-Investments	3,783,104	Third Party Valuation	Earnings Multiple	1.9-25.7

Co-Investments	1,133,943	Third Party Valuation	Earnings Multiple and Discounted Cash Flow	Earnings Multiple 16.7; Discount rate 20%

Co-Investments	1,844,442	Third Party Valuation	Net Asset Value Adjusted for Liquidity Discount	5%

Co-Investments	16,100,747	Transaction Activity	Sale Price	n/a

Primary Private Investment Funds	266,383	Third Party Valuation	Adjusted Net Asset Value	n/a

Secondary Private Investment Funds	1,913,874	Third Party Valuation	Adjusted Net Asset Value	n/a

Secondary Private Investment Funds	67,454	Transaction Activity	Sale Price	n/a

Total	$34,584,706

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Statement of Assets and Liabilities

March 31, 2018

Assets:

Investments at value*** (including securities on loan valued at $36,052)	$ 88,406,591

Dividends and other receivables	141,784

Receivable from Investment Manager	29,527

Investment Funds paid in advance	5,052

Prepaid expenses and other assets	7,872

Total Assets	88,590,826

Liabilities:

Payable upon return of securities loaned	36,967

Payable to Affiliate	14,796

Due to custodian	34,215

Accrued expenses:

Investment advisory and management fees	52,256

Administrative fees	29,216

Professional fees	150,006

Other	11,650

Total Liabilities	329,106

Net Assets	$ 88,261,720

Net Assets Represent:

Paid-in capital	$ 69,773,794

Accumulated net investment loss	(36,080)

Undistributed net realized gain	1,164,050

Net unrealized appreciation of investments	17,359,956

Net Assets	$ 88,261,720

*** Investments at cost	$71,046,635

Units outstanding	6,659,530

Net asset value, offering and redemption price per Unit	$13.25

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Statement of Operations

For the fiscal year ended March 31, 2018

Investment Income:

Dividend income	$ 634,051

Interest income	42,408

Securities lending income	505

Total investment income	676,964

Expenses:

Investment advisory and management fees	538,866

Administrative fees	344,000

Professional fees	400,454

Custody fees	59,548

Directors fees and expenses	23,620

Reports to Investors	5,032

Transfer agent fees	1,445

Interest from private equity investments	492

Miscellaneous expenses	13,861

Total expenses before offsets	1,387,318

Expense reimbursements	(270,604)

Fee waiver	(251,764)

Net expenses	864,950

Net investment loss	(187,986)

Net Realized and Unrealized Gain:

Net realized gain from investments	2,191,657

Net change in unrealized appreciation/depreciation of investments	8,654,751

Net realized and unrealized gain	10,846,408

Net increase in net assets resulting from operations	$ 10,658,422

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Statements of Changes in Net Assets

For the fiscal years ended March 31, 2018 and March 31, 2017

	For the fiscal year ended March 31, 2018	For the fiscal year ended March 31, 2017

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment loss	$ (187,986)	$ (136,664)

Net realized gain from investments	2,191,657	221,439

Net change in unrealized appreciation/depreciation of investments	8,654,751	8,532,938

Net increase in net assets resulting from operations	10,658,422	8,617,713

Distributions to Investors:
From net realized gain on investments	(1,375,307)	(68,200)

Capital Unit Transactions:[1]
Net increase from capital Unit transactions	8,232,548	21,381,350

Total increase in net assets	17,515,663	29,930,863

Net Assets:

Beginning of year	70,746,057	40,815,194

End of year	$ 88,261,720	$ 70,746,057

Accumulated Net Investment Loss	$ (36,080)	$ (185,817)

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Statement of Cash Flows

For the fiscal year ended March 31, 2018

Cash Flows from Operating Activities:

Net increase in net assets resulting from operations	$ 10,658,422

Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:

Net realized gain from investments	(2,191,657)

Net change in unrealized appreciation/depreciation of investments	(8,654,751)

Increase in dividends and other receivables	(81,660)

Increase in receivable from Investment Manager	(12,082)

Decrease in due from Affiliate	5,567

Decrease in prepaid expenses and other assets	463

Decrease in payable for investments purchased	(169,372)

Increase in payable to Affiliate	14,796

Increase in investment advisory and management fees payable	52,256

Decrease in Directors fees payable	(99)

Increase in professional fees payable	19,749

Increase in due to custodian	34,215

Increase in other accrued expenses	369

Purchases of investments	(27,828,934)

Proceeds from sale of investments	8,310

Distributions from investments	4,316,067

Net sales of short-term investments	16,933,371

Increase in collateral for securities loaned	36,967

Net cash used in operating activities	(6,858,003)

Cash Flows from Financing Activities:

Proceeds from capital Unit transactions	6,945,000

Disbursements from capital Unit transactions tendered	(87,759)

Net cash provided by financing activities	6,857,241

Net change in cash	(762)

Cash at beginning of year	762

Cash at end of year	$ –

Supplemental Disclosure of Cash Flow Information

Non-Cash Transaction:

Stock distributions received in-kind from investments	$ 14,883

Reinvestment of capital gain distributions	$ 1,375,307

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Financial Highlights

For a Unit outstanding throughout each fiscal period

	For the fiscal years ended March 31,			For the fiscal period ended
	2018	2017	2016	March 31, 2015 *

Net Asset Value, Beginning of Period	$11.78	$10.32	$10.21	$10.00

Income (Loss) from Investment Operations:

Net investment loss[1,2]	(0.03)	(0.03)	(0.06)	(0.02)

Net realized and unrealized gain from investments	1.71	1.50	0.17	0.23

Total from investment operations	1.68	1.47	0.11	0.21

Less Distributions to Investors from:

Net realized gain on investments	(0.21)	(0.01)	–	–

Net Asset Value, End of Period	$13.25	$11.78	$10.32	$10.21

Total Return[1]	14.39%	14.27%	1.08%	2.10%[3]

Ratio/Supplemental Data:

Ratio of net expenses to average net assets (with reimbursements and non-recoupable waivers)	1.12%	0.82%	1.27%	0.75%[4]

Ratio of expenses to average net assets (with reimbursements)	1.44%	1.47%	1.64%	2.00%[4]

Ratio of total expenses to average net assets (without reimbursements and non-recoupable waivers)[5]	1.79%	2.24%	6.57%	31.00%[4]

Ratio of net investment loss to average net assets[1]	(0.24%)	(0.27%)	(0.54%)	(0.46%)[4]

Portfolio turnover rate	0%[6]	0%[6]	2%	56%[3]

Net assets, end of period (in thousands)	$88,262	$70,746	$40,815	$5,278

*	Commenced operations on October 1, 2014.

[1]	Total return and net investment income would have been lower had certain expenses not been offset.

[2]	Per Unit numbers have been calculated using average Units.

[3]	Not annualized.

[4]	Annualized.

[5]	Excludes the impact of expense reimbursements or fee waivers and expense reductions, but includes expense repayments and non-reimbursable expenses, if any, such as interest and taxes.

[6]	Less than 0.5%.

AMG Pantheon Master Fund, LLC

Notes to Financial Statements

March 31, 2018

1.	ORGANIZATION

AMG Pantheon Master Fund, LLC (the “Master Fund”) is organized as a Delaware limited liability company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company. The Master Fund’s investment objective is to seek long-term capital appreciation. The Master Fund expects to invest primarily in private equity investments, including primary and secondary investments in private equity, infrastructure, and other private asset funds (“Investment Funds”) and co-investments in portfolio companies.

The Master Fund offers a single class of units (“Units”) to accredited investors (the “Investors”), which may be purchased as of the first business day of each month at the Master Fund’s net asset value (“NAV”) per Unit. The Master Fund may, from time to time, offer to repurchase Units pursuant to written tenders by the Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Master Fund’s Board of Directors (the “Board” or the “Directors”).

The Master Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Master Fund in the preparation of their financial statements:

a.

VALUATION OF INVESTMENTS: Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities traded on an international securities exchange and equity securities traded in a non-U.S. over-the counter market are valued at the last quoted sales price. The Master Fund’s listed equity investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board.

For direct investments and certain co-investments in portfolio companies, the Board uses the market approach to estimate the fair value of private investments. The market approach utilizes prices and other relevant information generated by market transactions, type of security, size of the position, degree of liquidity, restrictions on the

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

disposition, latest round of financing data, current financial position and operating results, among other factors.

Investment Funds and certain co-investments are generally based on the valuations provided by the general partners or managers of underlying fund investments as of the date investments are valued. If a valuation provided by general partners or managers of the underlying fund investments are not available as of the date investments are valued, the Master Fund will value the Investment Fund or co-investment using the latest valuation provided by the general partners or managers of the underlying fund investments adjusted for transaction and market activity, if applicable. The valuations provided by the general partners or managers typically reflect the fair value of the Master Fund’s capital account balance of each Investment Fund, including unrealized gains and losses, as reported in the financial statements of the respective Investment Fund. In reviewing these underlying valuations, the Board is advised by the Valuation Committee of Pantheon Ventures (US) LP (the “Investment Manager”), who reviews the capital account balances and may adjust the value of each Master Fund investment.

Short-term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day NAV per share.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board is presented with a monthly analysis showing, all outstanding securities fair valued by the Investment Manager, including a comparison with the prior month end and the percentage of the Master Fund that the security represents at each month end.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Master Fund. Unobservable inputs reflect the Master Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., listed equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Master Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b.

SECURITY TRANSACTIONS: Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. The payable for investments purchased for security transactions with an original settlement period of over one year are reflected at net present value.

c.

INVESTMENT INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Distributions from Investment Funds and co-investments will be received as underlying investments of the Investment Funds and co-investments are liquidated. Distributions from Investment Funds and co-investments occur at irregular intervals and the exact timing of distribution from the Investment Funds and co-investments cannot be determined. The classification of income received from the Investment Funds and co-investments are based on the investment distribution notices received from the

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

investment’s general partner or investment manager. Expenses are recorded on an accrual basis. Legal fees are apportioned between the Master Fund and AMG Pantheon Fund, LLC (the “Feeder Fund”) based on level of service.

d.

DIVIDENDS AND DISTRIBUTIONS: Master Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually as described in the Master Fund’s registration statement. Distributions to Investors are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences, including book tax differences relating to Investors distributions, are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. As of September 30, 2017, the Master Fund had permanent differences relating to a net operating loss reclassification and temporary differences relating to organization and offering costs, differences between book and tax treatment of losses for excise tax purposes and distributions received from the Master Fund’s investments in certain investment partnerships.

The Master Fund paid capital gains distribution on a tax basis of $68,200 and $0 during the fiscal tax years ended September 30, 2017 and September 30, 2016, respectively.

As of September 30, 2017, the components of accumulated earnings on a tax basis were as follows:

Undistributed net investment income	$76,229

Undistributed long-term capital gains	$247,106

Based on the approximate cost of investments for federal income tax purposes at September 30, 2017 of $62,119,338, the Master Fund’s aggregate gross unrealized appreciation and depreciation were $14,001,324 and $276,998, respectively, resulting in net unrealized appreciation of $13,724,326.

e.

FEDERAL TAXES: The Master Fund qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986 (“IRC”), as amended, and to distribute substantially all of its taxable income and gains to its Investors and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements. If the Master Fund were to fail to meet the requirements of Subchapter M of the IRC to qualify as a regulated investment company, and if the Master Fund were ineligible to or otherwise were not to

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

cure such failure, the Master Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to its Investors, and all distributions out of income and profits would be taxable to Investors as ordinary income. In addition, the Master Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment under Subchapter M of the IRC.

Additionally, based on the Master Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Master Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Master Fund’s tax year end is September 30. Management has analyzed the Master Fund’s tax positions as of March 31, 2018, and for all open tax years and has concluded that no provision for federal income tax is required in the Master Fund’s financial statements. Additionally, the Master Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses may be carried forward for an unlimited time period. Additionally, capital losses that are carried forward retain their tax character as either short-term or long-term capital losses.

f.

CAPITAL LOSS CARRYOVERS AND DEFERRALS: As of March 31, 2018, the Master Fund had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Master Fund incur net capital losses for the tax year ended September 30, 2018, such amounts may be used to offset future realized capital gains for an unlimited time period.

g.

CAPITAL STOCK: The Master Fund’s Limited Liability Company Agreement authorizes an issuance of an unlimited number of Units, without par value. The Master Fund records sales and repurchases of its capital stock on the trade date.

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

For the fiscal years ended March 31, 2018 and March 31, 2017, the Master Fund’s capital Unit transactions were as follows:

	March 31, 2018		March 31, 2017
	Units	Amount	Units	Amount

Proceeds from sale of Units	549,254	$ 6,945,000	2,047,128	$ 21,313,150

Reinvestment of dividends	109,937	1,375,307	6,428	68,200

Cost of Units tendered	(7,350)	(87,759)	–	–

Net increase	651,841	$ 8,232,548	2,053,556	$ 21,381,350

At March 31, 2018, two affiliated Investors of record, including the Feeder Fund, owned 20% of the Master Fund’s net assets and one unaffiliated Investor owned 80% of the Master Fund’s net assets. Transactions by these Investors may have a material impact on the Master Fund.

h.

CASH AND CASH HELD IN ESCROW: Cash consists of monies held at The Bank of New York Mellon (the “Custodian” or “BNYM”). Such cash, at times, may exceed federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Master Fund’s Custodian. Cash held in escrow represents monies received in advance of the effective date of an Investor’s subscription. The monies are deposited with the Master Fund’s transfer agent, and will be released from escrow on the effective date of the subscription. There was no cash held in escrow at March 31, 2018.

i.

REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS: The Master Fund may enter into third-party joint repurchase agreements for temporary cash management purposes and third-party joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by BNYM (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreement during the term of the agreement. For joint repurchase agreements, The Master Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Master Fund’s Custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Master Fund may be delayed or limited. Pursuant to the Program, the Master Fund is

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

indemnified for such losses by BNYM on joint repurchase agreements. At March 31, 2018, the market value of joint repurchase agreements outstanding was $36,967.

2.	AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Master Fund has entered into an investment management agreement with the Investment Manager, a limited partnership organized under the laws of the State of Delaware and registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Affiliated Managers Group, Inc., (“AMG”) indirectly owns a majority of the interests of the Investment Manager. Investment management fees are paid directly by the Master Fund to the Investment Manager at the annual rate of 0.70% of the net assets of the Master Fund as of the end of each month, determined before giving effect to the accrual of the investment management fee being calculated or to any purchases or repurchases of interests of the Master Fund or any distributions by the Master Fund.

The Investment Manager has entered into an Expense Limitation and Reimbursement Agreement with the Master Fund to pay, waive, or reimburse the Master Fund’s expenses such that the Master Fund’s total annual operating expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed 0.75% per annum of the Master Fund’s net assets as of the end of each calendar month (the “Expense Cap”). The Expense Limitation and Reimbursement Agreement shall continue until such time that the Investment Manager ceases to be the investment manager of the Master Fund or upon mutual agreement between the Investment Manager and the Master Fund’s Board. “Excluded Expenses” is defined to include (i) the investment management fee paid by the Master Fund; (ii) fees, expenses, allocations, carried interests, etc. of the private equity investment funds and co-investments in portfolio companies in which the Master Fund invests (including all acquired fund fees and expenses); (iii) transaction costs, including legal costs and brokerage commissions, of the Master Fund associated with the acquisition and disposition of primary interests, secondary interests, co-investments, ETF investments, and other investments; (iv) interest payments incurred by the Master Fund; (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Master Fund; (vi) taxes of the Master Fund; and (vii) extraordinary expenses (as determined in the sole discretion of the Investment Manager) of the Master Fund. To the extent that the Master Fund’s total annual operating expenses for any month exceed the Expense Cap, the Investment Manager will pay, waive, or reimburse the Master Fund for expenses to the extent necessary to eliminate such excess.

The Master Fund will be obligated to pay the Investment Manager all amounts previously paid, waived, or reimbursed by the Investment Manager with respect to the Master Fund pursuant to such Expense Cap, provided that the amount of such additional payment in any year, together with all expenses of the Master Fund, in the aggregate, would not cause the Master Fund’s total annual other operating expenses, exclusive of Excluded Expenses, in any such year to exceed the amount of the current Expense Cap, and provided further that no additional payments by the Master Fund will be made with respect to amounts paid, waived, or reimbursed by the

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

Investment Manager more than thirty-six (36) months after the date the Master Fund accrues a liability with respect to such amounts paid, waived, or reimbursed by the Investment Manager.

For the fiscal year ended March 31, 2018, the Master Fund’s expiration of recoupment is as follows:

Expiration Period

Less than 1 year	$ 893,048

Within 2 years	386,647

Within 3 years	270,604

Total Amount Subject to Recoupment	$ 1,550,299

Effective May 1, 2016, the Investment Manager voluntarily agreed to waive the investment management fee of 0.70% paid by the Master Fund until September 30, 2017 (the “Voluntary Fee Waiver”). Investment management fees waived under the Voluntary Fee Waiver may not be recouped by the Investment Manager in subsequent periods. During the fiscal year ended March 31, 2018, the Investment Manager voluntarily waived investment management fees in the amount of $251,764.

The Master Fund has entered into an Administration Agreement under which AMG Funds LLC, a subsidiary and the U.S. retail distribution arm of AMG, serves as the Master Fund’s administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Master Fund’s operations, including administration and Investor services to the Master Fund, its Investors, and certain institutions, such as broker-dealers and registered investment advisers, that advise or act as an intermediary with the Master Fund’s Investors. The Master Fund pays a fee to the Administrator at the rate of 0.20% per annum of the Master Fund’s average monthly net assets, with a minimum annual fee of $344,000 for these services.

The Board provides supervision of the affairs of the Feeder Fund, the Master Fund, and other trusts within the AMG Funds family of mutual funds. The Directors of the Master Fund who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairperson of the Board and the Audit Committee Chair receive additional annual retainers. The Directors fees and expenses are split evenly between the Master Fund and the Feeder Fund. Certain Directors and Officers of the Master Fund are Officers and/or Directors of the Feeder Fund, the Investment Manager and AMG.

3.	INVESTMENTS IN PRIVATE EQUITY AND INVESTMENT FUNDS

Private equity investments are typically made in non-public companies through privately negotiated transactions. Private equity investments may be structured using a range of financial

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

instruments, including common and preferred equity, convertible securities, subordinated debt and warrants or other derivatives.

Investment Funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. In such Investment Funds, investors usually commit to provide up to a certain amount of capital when requested by the Investment Fund’s manager or general partner. The general partner then makes private equity investments on behalf of the Investment Fund. The Investment Fund’s investments are usually realized, or “exited” after a three- to seven-year holding period through a private sale, an initial public offering (IPO) or a recapitalization. Proceeds of such exits are then distributed to the Investment Fund’s investors. The Investment Funds themselves typically have a term of ten to twelve years. The Investment Funds in which the Master Fund invests may charge a management fee of 1.00% - 2.00% and approximately 20% of net profits as a carried interest allocation, subject to a preferred return and a claw back. Detailed information about the Investment Funds’ portfolios is not publically available.

Some of the investments that the Investment Manager will consider with respect to the Master Fund include:

○

Primary Private Investment Funds: Primary investments (primaries) are interests or investments in newly established Investment Funds that are typically acquired by way of subscription during their fundraising period. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period. The investments of the fund are usually unknown at the time of commitment, and investors typically have little or no ability to influence the investments that are made during the fund’s life.

○

Secondary Private Investment Funds: Secondary investments (secondaries) are interests in existing private equity funds that are typically acquired from existing investors in such Investment Funds in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period.

○

Direct Investments/Co-Investments: Direct investments involve acquiring (directly or indirectly) an interest in securities issued by an operating company. Co-investments represent opportunities to separately invest in specific portfolio companies that are otherwise represented in an Investment Fund. Such investments are typically made as co-investments alongside Investment Funds, and are usually structured such that the lead investor holds a controlling interest. Co-investments are typically offered to Investment Fund investors when the Investment Fund manager believes that there is an attractive investment for the Investment Fund but the total size of the potential holding exceeds the targeted size for the Investment Fund. Direct investments and co-investments, unlike

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

investments in Investment Funds, generally do not bear an additional layer of fees or bear significantly reduced fees.

A listing of the Co-Investments, Primary Private Investment Funds and Secondary Private Investment Funds held by the Master Fund and their attributes, as of March 31, 2018, are shown in the table below.

Investment Category	Fair Value	Unfunded Commitments	Remaining life*	Redemption frequency	Notice (In days)	Redemption Restrictions

Buyout (a)	$28,038,096	$3,112,101	1-10 years	Not Redeemable	N/A	N/A

Core Plus (b)	$3,114,476	$263,581	N/A	Not Redeemable	N/A	N/A

Generalist (c)	$1,913,874	$451,571	5-7 years	Not Redeemable	N/A	N/A

Growth Equity (d)	$14,322,433	$221,514	1-6 years	Not Redeemable	N/A	N/A

Real Assets (e)	$266,383	$1,636,582	10-13 years	Not Redeemable	N/A	N/A

Special Situations (f)	$4,102,475	$5,458,083	9-12 years	Not Redeemable	N/A	N/A

(a)	Control investments in established, cash flow positive companies with focus on mid- or large- capitalization companies

(b)	Private equity infrastructure funds that generally invest in assets that provide stable cash flows with growth initiatives. It is a long-term asset that can require significant operational improvements, however it provides exposure to the underlying macro environment and offers some downside protection.

(c)	Funds that invests across a broad range of sectors.

(d)	Minority investments in established companies with strong growth characteristics.

(e)	Investments in tangible assets that have value due to substance or properties. Investments in real assets derive value from a contractual claim on an underlying asset, which may be real or intangible. Primary real assets sectors include energy, infrastructure, metals and mining, timber, agriculture, and the burgeoning “asset-backed” sector (e.g., aircraft and cargo ship ownership models).

(f)	Particular circumstances that influence investment in a security based on the special situation, rather than its underlying fundamentals or some other investment rationale.

*	Co-Investments do not have contractual lives and generally terminate after the underlying investment is sold. Years shown below are reflected of the remaining lives of Primary Private Investment Funds and Secondary Private Investment Funds.

4.	PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term and U.S. Government obligations) for the fiscal year ended March 31, 2018 were $27,823,882 and $8,310, respectively. There were no purchases or sales of U.S. Government obligations for the Master Fund.

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

During the fiscal year ended March 31, 2018, the Master Fund received in-kind stock distributions valued at $14,883.

5.	PORTFOLIO SECURITIES LOANED

The Master Fund participates in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Master Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. It is the Master Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Master Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Master Fund is indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. The value of the securities loaned on positions held and cash collateral received at March 31, 2018 was $36,052 and $36,967, respectively.

6.	COMMITMENTS AND CONTINGENCIES

Under the Master Fund’s organizational documents, its Directors and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In addition, in the normal course of business, the Master Fund may enter into contracts and agreements that contain a variety of representations and warranties, which may provide general indemnifications. The maximum exposure to the Master Fund under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred.

7.	MASTER NETTING AGREEMENTS

The Master Fund may enter into master netting agreements with its counterparties for the securities lending program, and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Master Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 5.

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

The following table is a summary of the Master Fund’s open Repurchase Agreements that are subject to a master netting agreement as of March 31, 2018:

Gross Amount Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount

Merrill Lynch, Pierce, Fenner & Smith, Inc.	$ 36,967	$ 36,967	—	—

Totals	$ 36,967	$ 36,967	—	—

8.	FINANCIAL AND OTHER RISK FACTORS

An investment in the Master Fund involves significant risks, including industry risk, liquidity risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

The Master Fund intends to invest a substantial portion of its available capital in private equity securities including investments in Investment Funds and Investment Fund portfolio companies. These investments are generally restricted securities that are subject to substantial holding periods and are not traded in public markets so that the Master Fund may not be able to resell some of its holdings for extended periods, which may be several years. As a non-diversified fund, the Master Fund may have a concentration of investments in a limited number of portfolio securities. The Master Fund may also have a concentration of investments in a particular sector. Investment performance of the sector may have a significant impact on the performance of the Master Fund. The Master Fund’s investments are also subject to the risk associated with investing in private equity securities. Private equity securities are illiquid and can be subject to various restrictions on resale. There can be no assurance that the Master Fund will be able to realize the value of any private equity investments in a timely manner. Additionally, Investment Funds are generally closed-end private equity partnerships with no right to withdraw prior to the termination of the partnership. The frequency of withdrawals is dictated by the governing documents of the Investment Funds.

Units in the Master Fund provide limited liquidity because repurchases of Units are subject to approval of the Master Fund’s Board. Therefore, an investment in the Master Fund is suitable only for investors who can bear the risks associated with limited liquidity of their investments and an investment in the Master Fund should be viewed as a long-term investment. No guarantee or representation is made that the investment objective will be met. A discussion of the risks associated with an investment in the Master Fund is provided in the Feeder Fund’s Prospectus and Statement of Additional Information.

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

9.	REGULATORY UPDATES

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X, which sets forth the form and content of financial statements. Management has adopted these amendments and noted no significant impact on the financial statements and accompanying notes.

10.	SUBSEQUENT EVENTS

Subsequent events after March 31, 2018 have been evaluated through the date at which the financial statements were issued. Purchases and sales of securities for the period from April 1, 2018 through May 30, 2018 were equal to $1,412,158 and $13,811,486, respectively.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Unitholders of AMG Pantheon Master Fund, LLC

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AMG Pantheon Master Fund, LLC (the “Fund”) as of March 31, 2018, the related statements of operations and cash flows for the year ended March 31, 2018, the statement of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian, portfolio company investees, and private equity funds. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 30, 2018

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

AMG Pantheon Master Fund, LLC

Directors and Officers

The Directors and Officers, their business addresses, principal occupations for the past five years and ages are listed below. The Directors provide broad supervision over the affairs of the Funds. The Directors are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Funds, and review the Fund’s performance. Unless otherwise noted, the address of each Director or Officer is the address of the Fund: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830. There is no stated term of office for Directors. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. The President, Treasurer and Secretary of the Fund are elected by the Directors annually. The Officers hold office at the pleasure of the Directors.

Independent Directors

The following Directors are not “interested persons” of the Fund within the meaning of the 1940 Act:

Number of Funds	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by
Overseen in Fund Complex	Director
● Director since 2014	Kurt A. Keilhacker, 54
● Oversees 63 Funds in Fund Complex	Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Gordon College (2001-2016).
● Independent Chariman	Eric Rakowski, 59
● Director since 2014 ● Oversees 63 Funds in Fund Complex

Professor of Law, University of California at Berkeley School of Law - Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

● Director since 2014	Victoria L. Sassine, 52
● Oversees 63 Funds in Fund Complex	Adjunct Professor, Babson College (2007–Present).
Interested Directors

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
● Director since 2014	Christine C. Carsman, 66
● Oversees 63 Funds in Fund Complex	Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-Present); Director (2010-Present) and Chair of the Board of Directors (2015-Present), AMG Funds plc; Director of Harding, Loevner Funds, Inc. (9 portfolios); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

AMG Pantheon Master Fund, LLC

Directors and Officers (continued)

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
● President since 2018 ● Principal Executive Officer since 2018 ● Chief Executive Officer since 2018 ● Chief Operating Officer since 2014

Keitha L. Kinne, 60

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

● Secretary and Chief Legal Officer since 2015

Mark J. Duggan, 53

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Secretary and Chief Legal Officer, Aston Funds (2015-2016); Attorney, K&L Gates, LLP (2009-2015).

● Chief Financial Officer since 2017 ● Treasurer since 2017 ● Principal Financial Officer since 2017 ● Principal Accounting Officer since 2017

Thomas G. Disbrow, 52

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

● Deputy Treasurer since 2017

John A. Starace, 47

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

● Controller since 2017

Christopher R. Townsend, 50

Vice President, Business Finance, AMG Funds LLC (2017-Present); Head of Business Finance, AMG Funds LLC (2015-2017); Chief Financial Officer and Financial and Operations Principal, AMG Distributors, Inc. (2016-Present); Controller, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Treasurer, Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017); Chief Financial Officer, Aston Asset Management LLC (2016); Head of Finance and Accounting, Allianz Asset Management (2006-2015).

● Chief Compliance Officer since 2017

Gerald F. Dillenburg, 51

Vice President, Chief Compliance Officer AMG Funds, AMG Funds LLC (2017-Present); Chief Compliance Officer AMG Funds, AMG Funds LLC (2016-2017); Chief Compliance Officer, AMG Pantheon Fund, LLC (2017-present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

AMG Pantheon Master Fund, LLC

Directors and Officers (continued)

Officers (continued)

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
● Executive Vice President since 2015

Douglas A. Keller, Jr., 30

Head of Private Wealth, Pantheon Ventures (US) LP (2017-Present); Vice President, Pantheon Ventures (US) LP (2013-2016); Assistant Vice President, Merrill Lynch Wealth Management (2010-2013).

● Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 44

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

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Important Information About This Report

This report is prepared for the Fund’s Unit holders. It is authorized for distribution to prospective investors only when preceded or accompanied by a confidential private placement memorandum (“PPM”). To receive a free copy of the PPM, which includes additional information about Fund Directors, please contact us by calling 877.355.1566 – From 8:00 AM to 5:00 PM EST. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

A description of the policies and procedures that the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 877.355.1566 – From 8:00 AM to 5:00 PM EST, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

033118	AR080	www.amgfunds.com

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Directors has determined that independent Director Ms. Victoria Sassine qualifies as an Audit Committee Financial Expert. Ms. Sassine is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for the Fund’s two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2018	Fiscal 2017
AMG Pantheon Fund, LLC	$24,004	$22,425

(b)	Audit-Related Fees

There were no fees billed by PwC to the Fund in its two most recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Fund’s two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of any Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with the Fund’s investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Fund for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2018	Fiscal 2017
AMG Pantheon Fund, LLC	$12,000	$12,000

For the Fund’s two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund were $0 for fiscal 2018 and $0 for fiscal 2017, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Fund for all other non-audit services (“Other Fees”) during the Fund’s two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund.

(e)(1) According to policies adopted by the Audit Committee, services provided by PwC to the Fund must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Fund without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Fund. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Directors and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2018 and 2017 for non-audit services rendered to the Fund and Fund Service Providers were $61,500 and $138,500, respectively. For the fiscal year ended March 31, 2018, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund. For the fiscal year ended March 31, 2017, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $126,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund.

(h) The Fund’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES

Overview and Policies

Pantheon has adopted and implemented written policies and procedures reasonably designed to ensure that Pantheon applies a sufficient duty of care and acts in the best interest of its clients when exercising voting authority on behalf of its clients.1 The following policies and procedures address instances where Pantheon is asked to (1) vote with respect to a directly held underlying portfolio company security or exchange-traded funds (“ETFs”) held by certain Pantheon managed SEC registered investment companies; (2) vote, approve or consent to an action with respect to an underlying fund investment (e.g., amending a Limited Partnership Agreement) on behalf of its clients; or (3) vote with respect to ETFs held by Pantheon managed collective investment trusts. To the extent that Pantheon holds other types of investments in the future, these policies and procedures will be amended accordingly. For purposes of these policies and procedures, “clients” refer to Pantheon’s funds-of-funds and separate account clients.

The best interest of each client shall be the primary consideration when voting on behalf of clients. Each issue shall receive individual consideration based on all relevant facts and circumstances. Exhibits A and B attached hereto contain Pantheon’s Proxy Voting Guidelines for directly held portfolio company securities, ETFs held by certain Pantheon managed SEC registered investment companies and underlying fund investments. ETF proposals for Pantheon managed collective investment trusts and other proposals not specifically addressed by Pantheon’s guidelines are evaluated on a case-by-case basis, taking into account State Street Global Advisors’ Proxy Voting and Engagement Guidelines (“SSgA Guidelines”) or such other providers’ proxy voting policies and keeping in mind that the objective is to vote in the best interest of each client.

With respect to ERISA accounts, it is Pantheon’s policy to fully comply with all ERISA provisions regarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to time to reflect the Department of Labor’s views of the proxy voting duties and obligations imposed by ERISA with respect to ERISA accounts. Pantheon shall act prudently, solely in the interests of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore exercised in accordance with the fiduciary duties under ERISA.

Procedures

Should Pantheon need to exercise proxy voting power with respect to a portfolio company investment or an underlying fund investment, the following steps are taken:

1.	The relationship/portfolio manager (“PM”) for the investment reviews the issue(s), consulting with other investment professionals as necessary.

2.	The PM must exercise reasonable diligence to determine whether any conflicts of interest exist between Pantheon (and its affiliates) on the one hand, and its clients on the other hand, with respect to the issue(s). If the PM has knowledge of an actual or potential conflict of interest with respect to an issue being considered by the PM, which arises through a personal or professional (other than through employment by Pantheon) relationship, the PM will refer the issue to a Partner for action.[2] The PM has a duty to disclose any such conflicts.

3.	If a material or non-material conflict is identified, the issue must be brought to the attention of Pantheon’s Chief Compliance Officer.

4.	The best interest of the client shall be the primary consideration in the PM’s decision-making process. The PM will consult the guidelines set forth in Exhibits A and B and the SSgA Guidelines or such other providers’ proxy voting policies. Pantheon should generally vote in accordance with these guidelines, however, deviation is permissible if warranted by specific facts and circumstances of the situation, and approved by a Pantheon Partner.

5.	Pantheon’s voting recommendation is documented by the PM and approved in writing by a Partner or a designee and documentation is retained in the CAM system.

Upon request by a client, Pantheon shall provide the client a copy of its guidelines and/or information on its voting record with respect to the client’s account.

[1]	SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”).
[2]	For example, a conflict may exist if the PM has a spouse or close family member or friend who is a director or executive officer of a company whose securities are the subject of the proxy solicitation.

Responsible Parties

Pantheon’s Partners are responsible for supervising investment professionals’ overall compliance with these policies and procedures. Each PM is responsible for implementation in accordance with these policies and procedures. Pantheon’s Investment teams are responsible for executing on approved voting recommendations and for recordkeeping. Breaches of these policies and procedures shall be reported to Pantheon’s Compliance team, which is responsible for escalating the issue to Pantheon’s Partnership Board as appropriate.

Pantheon’s Partners (or other designated senior member of the U.S. investment team) shall review these policies and procedures at least annually and work together with Pantheon’s Compliance team to update them as needed.

Recordkeeping

Pantheon maintains the following proxy records:

1.	A copy of these policies and procedures;

2.	A copy of each proxy statement the firm receives regarding client’s securities;

3.	A record of each vote cast by the firm on behalf of a client;

4.	A copy of any document created by Pantheon that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision;

5.	A copy of each written client request for information on how Pantheon voted proxies on behalf of the client, and a copy of any written response by Pantheon to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

The proxy voting records described in the section must be maintained and preserved in an easily accessible place for a period of not less than five years and kept on site for a period of not less than two years (and will be preserved for a minimum of 7 years under internal Pantheon Policy).

EXHIBIT A

PROXY VOTING GUIDELINES

FOR DIRECTLY HELD PORTFOLIO COMPANY SECURITIES AND ETFS HELD BY PANTHEON MANAGED SEC REGISTERED INVESTMENT COMPANIES

I.	Boards of Directors

A.	Voting On Director Nominees in Uncontested and Contested Elections

Votes on director nominees are made on a case-by-case basis, examining a number of factors including but not limited to: long-term financial performance record relative to a market index; composition of board and key board committees; nominee’s attendance at meetings during the past two years; nominee’s investment in the company; whether the Chairman is also serving as CEO; qualifications of nominee; number of other board seats held by nominee and other significant duties that will impact the nominee’s time commitment to the board; and in the case of contested elections, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met.

B.	Chairman and CEO are the Same Person

Pantheon votes on a case-by-case basis on proposals that would require the positions of chairman and CEO to be held by different persons. In general, proposals are supported that seek different persons to serve as the Chairman and CEO.

C.	Majority of Independent Directors

Proposals that request that the board be comprised of a majority of independent directors are evaluated on a case-by-case basis. In general, proposals are supported that seek to require that a majority of directors be independent.

D.	Stock Ownership Requirements

Pantheon votes against proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.	Term of Office

Pantheon votes against proposals to limit the tenure of directors. Pantheon believes that a director’s qualification, not length of service, should be the only factor considered.

F.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

Generally, Pantheon will vote for indemnification provisions that are in accordance with state law. Pantheon will vote for proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. Pantheon will vote for proposals that expand coverage for directors and officers in the event their legal defense is unsuccessful but where the director was found to have acted in good faith and in the best interests of the company. Pantheon will vote against indemnification for gross negligence.

II.	Executive and Director Compensation

In general, executive and director compensation plans are voted on a case-by-case basis, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value. Compensation plans should include clear performance goals related to the company’s short term and especially long-term performance.

A.	Proposals to Limit Executive and Director Pay

All proposals that seek to limit executive and director pay are reviewed on a case-by-case basis.

B.	Golden and Tin Parachutes

All proposals to ratify or cancel golden or tin parachutes are reviewed on a case-by-case basis.

C.	Employee Stock Ownership Plans (“ESOPs”)

Pantheon votes for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

D.	401(k) Employee Benefit Plans

Proposals to implement a 401(k) savings plan for employees are reviewed on a case-by-case basis.

III.	Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections

Pantheon votes against proposals to classify the board. Pantheon votes for proposals to repeal classified boards and to elect all directors annually.

B.	Shareholder Ability to Remove Directors

Pantheon votes against proposals that provide that directors may be removed only for cause. Pantheon will vote for proposals to restore shareholder ability to remove directors with or without cause. Pantheon will vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Pantheon will vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting

Pantheon votes for proposals to permit cumulative voting.

D.	Shareholder Ability to Call Special Meetings

Pantheon votes against proposals to restrict or prohibit shareholder ability to call special meetings. Pantheon votes for proposals that remove restrictions on the right of shareholders to act independently of management.

E.	Shareholder Ability to Act by Written Consent

Pantheon votes for proposals to allow shareholders to take action by written consent.

F.	Shareholder Ability to Alter the Size of the Board

Pantheon votes against proposals that give management the ability to alter the size of the board without shareholder approval. Proposals to change the number of directors are considered on a case-by-case basis.

IV.	Tender Offer Defenses

A.	Poison Pills

Pantheon votes for proposals that ask a company to submit its poison pill for shareholder ratification. Pantheon votes against proposals to ratify a poison pill.

B.	Fair Price Provisions

A Fair Price Provision in the company’s charter or by-laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the Board. Pantheon will consider fair price provisions on a case-by-case basis.

C.	Greenmail

Greenmail, commonly referred to as “legal corporate blackmail”, are payments made to a potential hostile acquirer who has accumulated a significant percentage of a company’s stock. Pantheon will vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. Pantheon reviews on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.	Unequal Voting Rights

Proposals seeking shareholder approval for the issuance of stock with unequal voting rights generally are used as an anti-takeover devices. Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. Pantheon votes against proposals granting unequal voting rights.

E.	Supermajority Amendments

In most instances, Pantheon will vote against these proposals for supermajority vote requirements and will vote for shareholder proposals that seek to reinstate the simple majority vote requirement.

V.	Miscellaneous Governance Provisions

A.	Equal Access

Pantheon votes for proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

B.	Bundled Proposals

Pantheon does not generally support proposals that “link” or “bundle” two elements or issues together in one and prefer to see each submitted separately, but reviews such items on a case-by-case basis.

VI.	Capital Structure

A.	Common Stock Authorization

Pantheon reviews on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

B.	Stock Distributions: Splits and Dividends

Pantheon reviews proposals to increase common share authorization for a stock split on a case-by-case basis.

C.	Reverse Stock Splits

Pantheon reviews proposals to implement a reverse stock split on a case-by-case basis.

D.	Blank Check Preferred Authorization

Pantheon votes for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights. Pantheon reviews on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights. Pantheon reviews on a case-by-

case basis proposals to increase the number of authorized blank check preferred shares.

E.	Share Repurchase Programs

Pantheon votes for proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII.	State of Incorporation

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

VIII.	Ratifying Auditors

Pantheon generally votes for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

IX.	Social Responsibility, Environmental and Political Issues

Pantheon assesses proposals involving social responsibility, environmental and political issues on a case-by-case basis.

EXHIBIT B

PROXY VOTING GUIDELINES

FOR UNDERLYING FUND INVESTMENTS

I.	Boards of Directors

See Proxy Voting Guidelines for Directly Held Portfolio Company Securities.

II.	Company Management

A.	General Partner/Manager Replacement

Pantheon generally votes for proposals to replace management in for cause situations. Other situations are considered on a case-by-case basis.

B.	General Partner/Manager Resource Allocation

Pantheon votes against proposals that divert or create competition for the resources of the General Partner or the Manager of the fund.

C.	Transfer of General Partner’s/Manager’s Interest

Pantheon considers management proposals on a case-by-case basis that request approval to sell, assign, or transfer the interest of the General Partner or key management team to a third party.

III.	Capital Structure

A.	Capitalization Process

For closed-end funds, Pantheon will consider extensions to the period for raising capital if the General Partner can demonstrate that a larger fund benefits investors or is counteracted by an increased transaction pipeline and an adequate resource commitment to managing the additional capital.

B.	Debt

Changes to pre-specified limits and guidelines on fund borrowing, including lines of credit, will be considered on a case-by-case basis.

IV.	Fund Operations

A.	Investment Period

Pantheon generally votes for proposals to terminate the investment period if key management personnel change without adequate replacement or if the fund’s strategy is no longer viable. Other situations are considered on a case-by-case basis.

B.	Term

Extensions or premature termination of a closed-end fund will be considered on a case-by- case basis considering the impact on value of shareholders/partners investments.

C.	Diversification/Investment Limitations

Changes to diversification/investment limits will be considered on a case-by-case basis.

D.	Affiliate Transactions

Pantheon considers affiliate transactions on a case-by-case basis.

E.	Distributions In Kind

Pantheon will consider proposals to make Distributions in Kind on a case-by-case basis, although Pantheon would generally support distributions of freely tradable publicly traded securities.

V.	Fund Restructurings

Pantheon considers on a case-by-case basis those transactions whereby a fund (using all or a portion of its assets) seeks to become publicly owned or seeks to merge with another private entity. With the assistance of consultants and advisors, Pantheon will evaluate whether the transaction is in the long-term best economic interest of the investors or whether it is designed to further the interests of current management at a cost to investors.

In addition to economic analyses, Pantheon will consider whether: (a) other potential bidders have had an opportunity to investigate the company and make competing bids; (b) management has used a “lockup” device that prevented third party bidders from competing fairly; or (c) management with a controlling interest is willing to match or exceed competing offers. Pantheon will also consider whether a “fairness opinion” has been issued and, if so, on what terms the provider of the opinion was retained. Finally, Pantheon will weigh governance issues to ensure that shareholder rights are not destroyed.

If the evaluation indicates that management is not pursuing fully the shareholders’ interests, Pantheon will not support the proposal. If the evaluation indicates that management has pursued the interests of shareholders in seeking to maximize the value, Pantheon will support the proposal.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Susan Long McAndrews. Ms. McAndrews joined Pantheon in 2002. Prior to joining Pantheon, Ms. McAndrews was a principal at Capital Z Partners in Asia. In addition, she was a director at Russell Investments from 1995 to 1998 in its private equity group. Ms. McAndrews received a BA from the University of North Carolina at Chapel Hill in International Studies and Economics and an MA from Stanford University in International Policy Studies. Ms. McAndrews is based in San Francisco and has served as a portfolio manager of the Fund since its inception in October 2014.

Dennis McCrary. Mr. McCrary joined Pantheon in 2007. Mr. McCrary was previously the head of the U.S. Partnership Team at Adams Street Partners. Previously, Mr. McCrary held several investment banking and principal investing positions during a 20-year career with Bank of America and Continental Bank. Mr. McCrary received an MBA from the University of Michigan and a BA from Michigan State University. Mr. McCrary is based in San Francisco and Chicago and has served as a portfolio manager of the Fund since its inception in October 2014.

Brian J. Buenneke. Mr. Buenneke, Partner, joined Pantheon in 2004. Prior to joining Pantheon, he spent seven years at HarbourVest Partners, Duke Street Capital and Paul Capital Partners. Mr. Buenneke holds an AB in government from Dartmouth College and a MBA from the Kellogg School of Management at Northwestern University. He is based in San Francisco and has served as a portfolio manager of the Fund since November 2016.

Matt Garfunkle. Mr. Garfunkle, Partner, joined Pantheon in 1999. Mr. Garfunkle joined Pantheon having worked with Cambridge Associates in their Boston and Menlo Park offices. Mr. Garfunkle holds a BA in History and Economics from Brown University, and is a CFA Charterholder. Mr. Garfunkle is based in San Francisco and has served as a portfolio manager of the Fund since January 2017.

Evan Corley. Mr. Corley joined Pantheon in 2004. He is a Partner and senior investment professional in Pantheon’s Global Infrastructure and Real Assets team. Prior to joining Pantheon, Mr. Corley worked at Polaris Venture Partners in Boston and JP Morgan in London. He holds a BS in Business Administration, with a concentration in finance and economics, from Boston University’s School of Management. Mr. Corley is based in San Francisco and has served as a portfolio manager of the Fund since April 2018.

The following tables lists the number and types of accounts, other than the Fund and Master Fund, managed by the Fund’s and the Master Fund’s portfolio managers and estimated assets under management in those accounts, as of December 31, 2017.

Portfolio manager	Registered investment companies managed		Other pooled investment vehicles managed (world- wide)		Other accounts (world-wide)
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Susan Long McAndrews	0	$0	64	$24.8 billion	64	$9.9 billion
Dennis McCrary	0	$0	64	$24.8 billion	64	$9.9 billion
Brian Buenneke	0	$0	31	$14.1 billion	31	$8.6 billion
Matt Garfunkle	0	$0	31	$14.1 billion	31	$8.6 billion
Evan Corley	0	$0	31	$14.1 billion	31	$8.6 billion

Portfolio manager	Registered investment companies managed for which the Adviser receives a performance- based fee		Other pooled investment vehicles managed (world- wide) for which the Adviser receives a performance- based fee		Other accounts (world- wide) for which the Adviser receives a performance-based fee
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Susan Long McAndrews	0	$0	55	$22.0 billion	30	$7.0 billion
Dennis McCrary	0	$0	55	$22.0 billion	30	$7.0 billion
Brian Buenneke	0	$0	30	$14.0 billion	21	$5.7 billion
Matt Garfunkle	0	$0	30	$14.0 billion	21	$5.7 billion
Evan Corley	0	$0	30	$14.0 billion	21	$5.7 billion

As of March 31, 2018, none of the portfolio managers had any direct or indirect beneficial ownership of the Fund.

Subject to available Pantheon profits, the compensation of each portfolio manager is typically comprised of a fixed annual distribution, a distribution determined by reference to the revenues of Pantheon, and potentially an annual supplemental distribution from surplus profits of Pantheon awarded at the discretion of Pantheon. Such amounts are payable by Pantheon and not by the Master Fund or Fund. In addition, each portfolio manager may be eligible to receive a share of any performance fees or carried interest earned by Pantheon in any given year.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13. EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG PANTHEON FUND, LLC

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	June 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	June 6, 2018

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	June 6, 2018